OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Supplement dated October 27, 2010 to the

Prospectus dated September 3, 2010

This supplement amends the Prospectus of Oppenheimer Gold & Special Minerals Fund (the “Fund”) dated September 3, 2010.

1.	The “Annual Fund Operating Expenses” table and the footnotes that follow it, beginning on page 3, are deleted in their entirety and replaced by the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares	Class N Shares	Class Y Shares[3]
Management Fees of the Fund and the Subsidiary[1]	0.74%	0.74%	0.74%	0.74%	0.74%
Distribution and/or Service (12b-1) Fees	0.24%	1.00%	1.00%	0.50%	None
Other Expenses
Other Expenses of the Fund	0.25%	0.35%	0.25%	0.42%	0.35%
Other Expenses of the Subsidiary	0.00%	0.00%	0.00%	0.00%	0.00%
Total Other Expenses	0.25%	0.35%	0.25%	0.42%	0.35%
Total Annual Fund Operating Expenses[1]	1.23%	2.09%	1.99%	1.66%	1.09%
Fee Waiver and Expense Reimbursement[2]	(0.11%)	(0.11%)	(0.11%)	(0.17%)	(0.11%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.12%	1.98%	1.88%	1.49%	0.98%

1. Includes the gross management fee paid to the Manager by the Fund during the fiscal year ended June 30, 2010 and estimated gross management fee of 0.11% for the Subsidiary during its first fiscal year of operation ending June 30, 2011.
2. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This expense limitation will continue in effect for as long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. The Fund’s transfer agent has voluntarily agreed to limit its fees for all classes to 0.35% of average annual net assets per class. These waivers and expense limitations may not be amended or withdrawn until one year after the date of this prospectus.
3. Class Y shares were first available on September 3, 2010. The expenses for Class Y shares are estimated for the first full fiscal year that they are offered.

2.	The section titled “Advisory Fees,” beginning on page 18 is deleted entirely and replaced by the following:

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at the following annual rate that declines as the Fund’s assets grow: 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $2.2 billion, 0.59% of the next $1 billion and 0.58% of average annual net assets over $4.0 billion. The Fund’s management fee for its last fiscal year ended June 30, 2010 was 0.63% of average annual net assets for each class of shares.

     The “Annual Fund Operating Expenses” table shown earlier in this prospectus reflects both the gross management fee paid to the Manager by the Fund during its most recent fiscal year and the estimated gross management fee of 0.11% for the Subsidiary during its first fiscal year of operations ending June 30, 2011. The Fund intends to establish the Subsidiary before the end of calendar year 2010. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This expense limitation will continue in effect for as long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees.

     The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund. For the Fund’s fiscal year ended June 30, 2010, those indirect fees were less than 0.01% of average daily net assets. The Fund’s transfer agent has voluntarily agreed to limit its fees for all classes to 0.35% of average annual net assets per class. This expense limitation may not be amended or withdrawn until one year after the date of this prospectus. Under the Fund’s Custody Agreement, the Fund receives certain credits from the Fund’s custodian that, during the fiscal year, reduced its custodial expenses for all share classes by less than 0.01% of average daily net assets. For the fiscal year ended June 30, 2010, waivers, reimbursements and credits had no impact on classes A, B and C and expenses for those classes were 1.12%, 1.98% and 1.88%, respectively. During the same period, Class N had expenses of 1.55% before any waivers, reimbursements or credits were applied. The transfer agent waived its expenses for Class N by 0.06%, resulting in net expenses of 1.49% for that class. Because expenses attributable to the Subsidiary were estimated for the fiscal year ending June 30, 2011, the manager’s voluntary waiver of fees associated with the Subsidiary did not impact the Fund’s expenses for the fiscal year ended June 30, 2010. The Fund’s management fee and other operating expenses may vary in future years.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Manager is available in the Fund’s Annual Report to shareholders for the fiscal year ended June 30, 2010.

October 27, 2010

PS0410.034